                                                                   Exhibit 10.26

                                  CONFIDENTIAL
               TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF
         THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.

               FIRST AMENDMENT TO INTERACTIVE MARKETING AGREEMENT

         This FIRST AMENDMENT TO INTERACTIVE MARKETING AGREEMENT (this "Amendment"), dated as of April 26, 1999, modifies the Interactive Marketing Agreement dated March 31, 1999, by and between PRICELINE.COM INCORPORATED and FIRST USA BANK, N.A. (the "Agreement"). All capitalized terms used in this Amendment but not defined herein shall have the meanings set forth in the Agreement.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Agreement is hereby amended as follows:

         SECTION 1: FEES. Schedule B to the Agreement is hereby amended as follows:

         (a) ACCOUNT ORIGINATION FEE. Paragraph 1 is hereby amended to read in its entirety as follows:

                  "1. ACCOUNT ORIGINATION FEES. Subject to Paragraph 2 of this SCHEDULE B, FUSA shall pay to the Company a fee (the "Account Origination Fee") for every FUSA Account opened for which (a) the application was generated by the marketing programs conducted through Company Services and (b) at least one statement with a balance due has been sent to the Company Customer for such Account (each, a "Company-Sourced Account"). The Account Origination Fee for each Company-Sourced Account shall be (x) [**] for each of the first [**]
                  Company-Sourced Accounts, (y) [**] for each of the next
                  [**] Company-Sourced Accounts, and (z) [**] for each Company-Sourced Account over the first [**] Company Sourced-Accounts. Account Origination Fees shall be paid in accordance with the provisions of Section 5.3."

         (b) APPLICATION VOLUME. Paragraph 3(a) is hereby amended by deleting the phrase "Account Origination Fees under Paragraph 1" appearing in the first sentence of Paragraph 3(a), and replacing the same with the phrase "Value-Added Payment under Paragraph 5".

         (c) VALUE ADDED PAYMENT. Paragraph 5 is hereby amended by deleting the first sentence thereof and replacing the same with the following:

                  "In addition to any other payment the Company is entitled to under this Agreement, FUSA shall make to the Company a payment (a "Value-Added Payment") for every approved Account application at the time such

---------
[**] = Confidential treatment requested for redacted portion.

                  Account application is approved by FUSA. The Value Added Payment to be paid for each approved Account shall be (x) [**] for each of the first [**] approved Account applications, (y) [**] for each of the next [**] approved Account applications, and (z) [**] for each approved Account application over the first [**] approved applications."


         SECTION 2: FRAUD PAYMENT. Article V of the Agreement is hereby amended to include the following new Section 5.7:

                  "Section 5.7 FRAUD PAYMENT. Company shall pay FUSA one dollar ($1.00) for each account approved by FUSA pursuant to the terms of this Agreement. The amount of the payment pursuant to this Section 5.7 shall offset against fees earned by Company and shown on the monthly reconciliation report required by Section 5.3 hereof."

         SECTION 3: PAYMENT TERMS. Section 5.3 of the Agreement is hereby amended by adding the following after the second sentence and before the third sentence thereof:

                  "Any amount owing to FUSA and payable pursuant to the terms of this Article V shall be paid within fifteen (15) days following the end of each Quarter."

         SECTION 4: NO FURTHER AMENDMENTS. Except as expressly amended herein, all other terms of the Agreement shall remain unchanged and shall continue in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf by its duly authorized officer on the date set forth below.

         FIRST USA BANK                          PRICELINE.COM INCORPORATED
         ("FUSA")                                ("Company")

         By: /s/ Kurt M. Campisano               By: /s/ Paul E. Francis
             -------------------------               -------------------------
         Name: Kurt M. Campisano                 Name: Paul E. Francis
         Title: Senior Vice President            Title: Chief Financial Officer
         Date: 6/30/99                           Date: 6/30/99

---------
[**] = Confidential treatment requested for redacted portion.